Washington Federal, Inc.
Fact Sheet
March 31, 2023
($ in Thousands)

					Exhibit 99.2

	As of 09/22		As of 12/22		As of 03/23
Allowance for Credit Losses (ACL) - Total	$205,308		$208,297		$205,920
ACL - Loans	172,808		176,797		177,420
ACL - Unfunded Commitments	32,500		31,500		28,500
Total ACL as a % of Gross Loans	1.06%		1.03%		1.02%

	09/22 QTR	09/22 YTD	12/22 QTR	12/22 YTD	03/23 QTR	03/23 YTD
Loan Originations - Total	$1,631,884	$8,736,193	$2,042,678	$2,042,678	$1,039,722	$3,082,400
Multi-Family	74,074	675,534	97,490	97,490	17,729	115,219
Commercial Real Estate	206,226	880,850	130,909	130,909	39,689	170,598
Commercial & Industrial	517,710	2,569,682	952,699	952,699	456,168	1,408,867
Construction	363,112	2,486,387	529,050	529,050	226,750	755,800
Land - Acquisition & Development	70,383	175,234	10,104	10,104	20,043	30,147
Single-Family Residential	147,639	892,608	150,721	150,721	149,774	300,495
Construction - Custom	178,619	765,696	114,191	114,191	74,005	188,196
Land - Consumer Lot Loans	8,953	61,731	4,390	4,390	6,315	10,705
HELOC	51,068	171,393	42,632	42,632	36,622	79,254
Consumer	14,100	57,078	10,492	10,492	12,627	23,119

Purchased Loans (including acquisitions)	$—	$564,584	$80,015	$80,015	$—	$80,015

Net Loan Fee and Discount Accretion	$5,761	$29,156	$5,659	$5,659	$4,923	$10,582

Repayments
Loans	$1,125,996	$6,194,448	$1,233,319	$1,233,319	$1,109,433	$2,342,752
MBS	55,751	294,843	48,310	48,310	33,354	81,664

MBS Premium Amortization	$1,248	$4,387	$(157)	$(157)	$93	$(64)

Efficiency
Operating Expenses/Average Assets	1.83%	1.78%	1.74%	1.74%	1.78%	1.76%
Efficiency Ratio (%)	49.52%	54.25%	46.78%	46.78%	52.34%	49.53%
Amortization of Intangibles	$245	$1,010	$243	$243	$243	$486

EOP Numbers
Shares Issued and Outstanding	65,330,126		65,387,745		65,793,099

Share repurchase information
Remaining shares authorized for repurchase	3,724,344		3,679,499		3,676,260
Shares repurchased	1,530	92,774	44,845	44,845	3,239	48,084
Average share repurchase price	$31.49	$35.14	$38.53	$38.53	$33.48	$38.19

Washington Federal, Inc.
Fact Sheet
March 31, 2023
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 09/22		As of 12/22		As of 03/23
$ Amount	$1,665,251		$1,715,614		$1,766,593
Per Share	25.49		26.24		26.85

# of Employees	2,132		2,144		2,110

Investments
Available-for-sale:
Agency MBS	$895,964		$911,835		$899,744
Other	1,155,073		1,148,002		1,106,542
	$2,051,037		$2,059,837		$2,006,286
Held-to-maturity:
Agency MBS	$463,299		$453,443		$445,222
	$463,299		$453,443		$445,222

	As of 09/22		As of 12/22		As of 03/23
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,645,801	13.6%	$2,713,331	13.4%	$2,894,567	14.3%
Commercial Real Estate	3,133,660	16.2	3,237,073	16.0	3,283,151	16.3
Commercial & Industrial	2,350,984	12.2	2,628,131	13.0	2,590,700	12.8
Construction	3,784,388	19.5	4,055,474	20.0	3,735,821	18.5
Land - Acquisition & Development	291,301	1.5	253,682	1.2	231,990	1.1
Single-Family Residential	5,771,862	29.8	6,013,410	29.7	6,175,250	30.6
Construction - Custom	974,652	5.0	926,126	4.6	840,475	4.2
Land - Consumer Lot Loans	153,240	0.8	148,246	0.7	141,215	0.7
HELOC	203,528	1.0	212,123	1.0	218,179	1.1
Consumer	75,543	0.4	73,115	0.4	71,083	0.4
	19,384,959	100%	20,260,711	100%	20,182,431	100%
Less:
Allowance for Credit Losses (ACL)	172,808		176,797		177,420
Loans in Process	3,006,023		2,997,839		2,648,512
Net Deferred Fees, Costs and Discounts	92,564		92,487		84,593
Sub-Total	3,271,395		3,267,123		2,910,525
	$16,113,564		$16,993,588		$17,271,906

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,614,466	16.2%	$2,683,435	15.8%	$2,846,956	16.5%
Commercial Real Estate	3,085,298	19.1	3,185,927	18.7	3,230,501	18.7
Commercial & Industrial	2,286,192	14.2	2,557,393	15.0	2,521,895	14.6
Construction	1,397,731	8.7	1,611,366	9.5	1,582,486	9.2
Land - Acquisition & Development	211,337	1.3	182,590	1.1	159,584	0.9
Single-Family Residential	5,701,461	35.4	5,942,203	35.0	6,107,105	35.3
Construction - Custom	393,933	2.4	405,063	2.4	400,327	2.3
Land - Consumer Lot Loans	146,899	0.9	142,936	0.9	136,195	0.8
HELOC	203,551	1.3	212,317	1.2	218,497	1.3
Consumer	72,696	0.5	70,358	0.4	68,360	0.4
	$16,113,564	100%	$16,993,588	100%	$17,271,906	100%

Washington Federal, Inc.
Fact Sheet
March 31, 2023
($ in Thousands)

	As of 09/22		As of 12/22		As of 03/23
Loans by State	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,315,013	32.7%	$5,585,335	32.5%	$5,609,172	32.1%
Idaho	815,480	5.0	860,583	5.0	865,543	5.0
Oregon	2,236,439	13.7	2,310,548	13.5	2,303,843	13.2
Utah	1,558,368	9.6	1,649,462	9.6	1,758,831	10.1
Nevada	685,458	4.2	723,099	4.2	767,250	4.4
Texas	2,010,558	12.3	2,243,393	13.1	2,330,637	13.4
Arizona	2,322,291	14.3	2,381,143	13.9	2,398,029	13.7
New Mexico	699,837	4.3	705,213	4.1	720,320	4.1
Other	642,928	3.9	711,609	4.1	695,701	4.0
Total	$16,286,372	100%	$17,170,385	100%	$17,449,326	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Multi-Family	$5,912	17.1%	$5,879	20.1%	$5,844	16.9%
Commercial Real Estate	4,691	13.6	4,635	15.9	4,519	13.0
Commercial & Industrial	5,693	16.5	906	3.1	7,681	22.2
Construction	—	—	—	—		—
Land - Acquisition & Development	—	—	—	—		—
Single-Family Residential	17,450	50.5	17,084	58.5	16,396	47.4
Construction - Custom	435	1.3	435	1.5		—
Land - Consumer Lot Loans	84	0.2	71	0.3	6	—
HELOC	233	0.7	134	0.5	128	0.4
Consumer	36	0.1	36	0.1	32	0.1
Total non-accrual loans	34,534	100%	29,180	100%	34,606	100%
Real Estate Owned	6,667		6,117		8,826
Other Property Owned	3,353		3,353		3,353
Total non-performing assets	$44,554		$38,650		$46,785

Non-accrual loans as % of total net loans	0.21%		0.17%		0.20%
Non-performing assets as % of total assets	0.21%		0.18%		0.21%

Net Charge-offs (Recoveries) by Category	09/22 QTR	CO % (a)	12/22 QTR	CO % (a)	03/23 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(164)	(0.02)	(4)	—	(1)	—
Commercial & Industrial	258	0.04	50	0.01	6,012	0.93
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(11)	(0.02)	(16)	(0.03)	(14)	(0.02)
Single-Family Residential	(198)	(0.01)	(430)	(0.03)	(70)	—
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(1)	—	—	—	(5)	(0.01)
HELOC	(1)	—	(1)	—	—	—
Consumer	(212)	(1.12)	(88)	(0.48)	(45)	(0.25)
Total net charge-offs (recoveries)	$(329)	(0.01)%	$(489)	(0.01)%	$5,877	0.12%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Washington Federal, Inc.
Fact Sheet
March 31, 2023
($ in Thousands)

	As of 09/22			As of 12/22			As of 03/23
Deposits & Branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$7,209,123	45.0%	72	$7,347,752	46.0%	72	$7,273,498	45.9%	71
Idaho	1,052,550	6.6	22	1,015,195	6.4	22	1,020,154	6.4	22
Oregon	2,878,933	18.0	36	2,779,517	17.4	36	2,750,323	17.3	36
Utah	802,635	5.0	9	949,557	5.9	9	852,062	5.4	9
Nevada	534,655	3.3	9	504,855	3.2	9	527,449	3.3	8
Texas	562,192	3.5	6	518,773	3.3	5	410,972	2.6	6
Arizona	1,625,957	10.1	28	1,544,363	9.7	28	1,579,815	10.0	28
New Mexico	1,363,525	8.5	19	1,300,023	8.1	19	1,446,675	9.1	19
Total	$16,029,570	100%	201	$15,960,035	100%	200	$15,860,948	100%	199

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$3,266,734	20.4%		$3,070,895	19.2%		$2,856,165	18.0%
Interest Checking	3,497,795	21.8		3,971,814	24.9		4,125,554	26.0
Savings	1,059,093	6.6		1,002,034	6.3		943,915	6.0
Money Market	4,867,905	30.4		4,503,089	28.2		3,954,709	24.9
Time Deposits	3,338,043	20.8		3,412,203	21.4		3,980,605	25.1
Total	$16,029,570	100%		$15,960,035	100%		$15,860,948	100%

Uninsured Deposits - EOP	$4,856,149	30.3%		$4,876,840	30.6%		$4,238,629	26.7%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$978,004	0.56%		$1,009,481	0.96%		$553,797	1.49%
From 4 to 6 months	966,800	0.72%		523,602	1.06%		947,860	2.51%
From 7 to 9 months	353,053	0.56%		490,001	1.28%		920,635	2.38%
From 10 to 12 months	457,627	0.85%		726,764	1.64%		933,763	3.46%

FHLB Advances (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$1,025,000	3.06%		$1,975,000	4.31%		$2,325,000	4.80%
1 to 3 years	200,000	2.18%		200,000	2.19%		300,000	2.07%
3 to 5 years	100,000	1.92%		100,000	1.87%		—	—%
More than 5 years	800,000	0.67%		800,000	0.65%		800,000	0.76%
Total	$2,125,000			$3,075,000			$3,425,000

Interest Rate Risk
NPV post 200 bps shock (b)		12.6%			11.2%			9.9%
Change in NII after 200 bps shock (b)		1.9%			0.4%			3.3%
(b) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
March 31, 2023
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2021	36.0%	44.1%
6/30/2021	31.8%	42.7%
9/30/2021	28.4%	38.3%
12/31/2021	25.0%	35.3%
3/31/2022	18.4%	28.6%
6/30/2022	13.1%	20.9%
9/30/2022	8.1%	14.7%
12/31/2022	6.3%	12.6%
3/31/2023	5.8%	8.9%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
March 31, 2023
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	September 30, 2022			December 31, 2022			March 31, 2023
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$15,812,170	$174,710	4.38%	$16,580,235	$203,946	4.88%	$17,097,130	$222,957	5.29%
Mortgage-backed securities	1,369,326	8,263	2.39	1,368,759	10,613	3.08	1,355,403	10,422	3.12
Cash & investments	1,658,428	13,735	3.29	1,592,201	17,486	4.36	1,657,027	19,786	4.84
FHLB & FRB Stock	81,196	1,225	5.99	117,899	1,374	4.62	139,484	2,181	6.34

Total interest-earning assets	18,921,120	197,933	4.15%	19,659,094	233,419	4.71%	20,249,044	255,346	5.11%
Other assets	1,434,300			1,500,892			1,491,981
Total assets	$20,355,420			$21,159,986			$21,741,025

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$12,693,024	17,071	0.53%	$12,611,624	31,646	1.00%	$12,746,827	52,123	1.66%
Borrowings	1,778,136	7,243	1.62	2,695,652	18,974	2.79	3,281,945	28,185	3.48

Total interest-bearing liabilities	14,471,160	24,314	0.67%	15,307,276	50,620	1.31%	16,028,772	80,308	2.03%
Noninterest-bearing customer accounts	3,331,065			3,245,264			3,046,867
Other liabilities	291,108			304,240			290,702
Total liabilities	18,093,333			18,856,780			19,366,341
Stockholders’ equity	2,262,087			2,303,206			2,374,684
Total liabilities and equity	$20,355,420			$21,159,986			$21,741,025

Net interest income/interest rate spread		$173,619	3.48%		$182,799	3.40%		$175,038	3.08%

Net interest margin (1)			3.64%			3.69%			3.51%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
March 31, 2023
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
March 31, 2023
Multi-Family	1,147	2,493	$2,859,994	1	—	—	1	0.09%	$132	—%
Commercial Real Estate	1,210	2,693	3,258,304	2	—	2	4	0.33	2,011	0.06
Commercial & Industrial	2,171	1,191	2,585,196	18	2	11	31	1.43	4,199	0.16
Construction	576	2,793	1,608,513	1	—	—	1	0.17	505	0.03
Land - Acquisition & Development	109	1,533	167,080	—	—	—	—	—	—	—
Single-Family Residential	19,543	314	6,134,021	28	4	56	88	0.45	19,238	0.31
Construction - Custom	953	424	403,783	1	—	—	1	0.10	87	0.02
Land - Consumer Lot Loans	1,209	116	140,140	1	—	—	1	0.08	79	0.06
HELOC	4,070	54	221,159	8	4	4	16	0.39	1,348	0.61
Consumer	1,765	40	71,136	7	2	15	24	1.36	235	0.33
	32,753	533	$17,449,326	67	12	88	167	0.51%	$27,834	0.16%

December 31, 2022
Multi-Family	1,141	2,363	$2,695,759				—	—%	$—	—%
Commercial Real Estate	1,208	2,660	3,213,308	1	1	4	6	0.50	1,049	0.03
Commercial & Industrial	2,237	1,172	2,621,266	20	7	18	45	2.01	1,246	0.05
Construction	630	2,599	1,637,499	2			2	0.32	934	0.06
Land - Acquisition & Development	110	1,738	191,162				—	—	—	—
Single-Family Residential	19,375	308	5,967,678	30	9	57	96	0.50	21,296	0.36
Construction - Custom	1,091	374	408,563			1	1	0.09	435	0.11
Land - Consumer Lot Loans	1,238	119	147,078	1		1	2	0.16	109	0.07
HELOC	3,971	54	214,904	9		6	15	0.38	2,249	1.05
Consumer	1,951	38	73,168	10	5	15	30	1.54	391	0.53
	32,952	521	$17,170,385	73	22	102	197	0.60%	$27,709	0.16%

September 30, 2022
Multi-Family	1,135	2,314	$2,626,479	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,211	2,569	3,111,112	2	1	4	7	0.58	1,056	0.03
Commercial & Industrial	2,338	1,002	2,343,403	1	16	28	45	1.92	6,612	0.28
Construction	684	2,082	1,423,891	—	—	—	—	—	—	—
Land - Acquisition & Development	120	1,863	223,616	—	—	—	—	—	—	—
Single-Family Residential	19,218	298	5,726,979	19	8	60	87	0.45	17,983	0.31
Construction - Custom	1,233	322	397,343	—	—	1	1	0.08	435	0.11
Land - Consumer Lot Loans	1,277	119	151,945	—	1	1	2	0.16	199	0.13
HELOC	3,862	53	206,033	4	2	8	14	0.36	428	0.21
Consumer	2,025	37	75,571	14	3	11	28	1.38	214	0.28
	33,103	492	$16,286,372	40	31	113	184	0.56%	$26,927	0.17%